Exhibit 10.2

FORM OF REGISTRATION RIGHTS AGREEMENT

US LBM HOLDINGS, INC.

dated as of [•], 2018

1.	Definitions and Interpretations		1

	(a)	Definitions	1
	(b)	Interpretations	5

2.	Incidental Registrations		6

	(a)	Right to Include Registrable Securities	6
	(b)	Priority in Incidental Registrations	7

3.	Registration on Request		7

	(a)	Request by the Demand Party	7
	(b)	Priority on Demand Registration	8
	(c)	Cancellation of a Demand Registration	8
	(d)	Limitations on Demand Registrations	8
	(e)	Postponements in Requested Registrations	8
	(f)	Short-Form Registrations	9
	(g)	Shelf Take-Downs	10
	(h)	Registration Statement Form	10
	(i)	Selection of Underwriters	11

4.	Registration Procedures		11

5.	Hedging Transactions		18

6.	Covenants of Other Investors		18

7.	Indemnification		18

	(a)	Indemnification by the Issuer	18
	(b)	Indemnification by the Seller	19
	(c)	Notice of Claims, etc.	20
	(d)	Other Indemnification	20
	(e)	Indemnification Payments	21
	(f)	Other Remedies	21
	(g)	Deemed Underwriter	22
	(h)	Non-Exclusivity	22
	(i)	Primacy of Indemnification	22

8.	Registration Expenses		22

9.	Rule 144		23

10.	Certain Additional Agreements		23

11.	Miscellaneous		23

(a)	Termination	23
(b)	Holdback Agreement	23
(c)	Amendments and Waivers	24
(d)	Successors, Assigns and Transferees	24
(e)	Notices	25
(f)	Further Assurances	26
(g)	Other Registration Rights	26
(h)	Entire Agreement; No Third Party Beneficiaries	26
(i)	Governing Law; Jurisdiction and Forum; Waiver of Jury Trial	27
(j)	Severability	27
(k)	Enforcement	27
(l)	Titles and Subtitles	28
(m)	No Recourse	28
(n)	Counterparts; Facsimile Signatures	28

Exhibit A—Joinder Agreement

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of [•], 2018 by and among US LBM Holdings, Inc., a Delaware corporation (the “Company”), LBM Acquisition, LLC, a Delaware limited liability company (the “Continuing LLC Investor”), KIA IX (Hammer DE), L.P., a Delaware limited liability partnership (“KIA IX Fund”) and Kelso Hammer Co-Investment (DE), L.P., a Delaware limited liability partnership (“Kelso Co-Investment Fund”, and together with KIA IX Fund, the “Kelso Funds”), BlackEagle Partners Fund, L.P., a Delaware limited liability partnership (the “BlackEagle Fund”) and any Person who becomes a party hereto pursuant to Section 11(d) (any such Persons, together with the Kelso Funds and the BlackEagle Fund, the “Other Investors”).  Capitalized terms used herein shall have the meaning assigned to such terms in the text of this Agreement or in Section 1.

WHEREAS, the Parties desire to provide Continuing LLC Investor with rights to registration under the Securities Act of Registrable Securities, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing recitals and of the mutual promises hereinafter set forth, the Parties agree as follows:

AGREEMENT

1.                                      Definitions and Interpretations

(a)                                 Definitions.  As used in this Agreement, the following capitalized terms shall have the following respective meanings:

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, such person as of the date on which, or at any time during the period for which, the determination of affiliation is being made (including any investment fund the primary investment advisor to which is such Person or an Affiliate thereof); provided, that for purposes of this Agreement, no Holder shall be deemed an Affiliate of the Issuer or any of its Subsidiaries.

“Agreement” has the meaning given to such term in the Preamble, as the same may be amended, supplemented or restated from time to time.

“Automatic Shelf Registration Statement” has the meaning given to such term in Section 3(f)(iii).

“BlackEagle Fund” has the meaning given to such term in the Preamble.

“Board” means the Board of Directors of the Issuer.

“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in New York City.

“Company” has the meaning given to such term in the Preamble.

“Continuing LLC Investor” has the meaning given to such term in the Preamble.

“control” (including the terms “controlling,” “controlled by” and “under common control with”), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise.

“Demand Notice” has the meaning given to such term in Section 3(a).

“Demand Registration” has the meaning given to such term in Section 3(a).

“Equity Securities” means (i) any and all shares of common stock or other equity securities of the Company held, directly or indirectly, by any Holder from time to time and (ii) any and all shares of common stock or other equity securities of the Issuer, securities of the Issuer convertible into, or exchangeable or exercisable for, such shares, and options, warrants or other rights to acquire such shares of common stock or other equity securities.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute thereto and the rules and regulations of the SEC promulgated thereunder.

“FINRA” means the Financial Industry Regulatory Authority.

“Free Writing Prospectus” has the meaning given to such term in Section 4(a).

“Holdback Period” means (i) 90 days after and during the 10 days before, the effective date of the related Registration Statement or, in the case of a takedown from a Shelf Registration Statement, 90 days after the date of the Prospectus supplement filed with the SEC in connection with such takedown and during such prior period (not to exceed 10 days) as the Issuer has given reasonable written notice to the holder of Registrable Securities or (ii) such lesser period as the underwriters for an Underwritten Offering may require.

“Holder” means any of the Continuing LLC Investor, KIA IX Fund, Kelso Co-Investment Fund, BlackEagle Fund, or any direct or indirect transferee of a Holder who has acquired Registrable Securities from a Holder and who has entered into a Joinder Agreement substantially in the form of Exhibit A hereto.

“Indemnitors” has the meaning given to such term in Section 7(i).

“Inspector” has the meaning given to such term in Section 4(n).

“Issuer” means the Company.

“Kelso Co-Investment Fund” has the meaning given to such term in the Preamble.

“Kelso Funds” has the meaning given to such term in the Preamble.

“KIA IX Fund” has the meaning given to such term in the Preamble.

“Lock-up Period” has the meaning given such term in the Underwriting Agreement, dated [•], 2018, by and among the Company, Barclays Capital Inc., RBC Capital Markets, LLC and Credit Suisse Securities (USA) LLC.

“Losses” has the meaning given to such term in Section 7(a).

“Other Investors” has the meaning set forth in the Preamble.

“NASD” means the National Association of Securities Dealers, Inc.

“NASDAQ” means the Nasdaq National Market.

“Parties” means the parties to this Agreement.

“Permitted Transferee” means (i) an Affiliate (other than any “portfolio company” described below) of (x) Continuing LLC Investor or (y) any Holder other than Continuing LLC Investor, following the written consent of Continuing LLC Investor and (ii) in the case of a Holder that is a partnership, limited liability company or any foreign equivalent thereof, any partner, member or foreign equivalent thereof of such Holder (provided that such Transfer is made in a pro rata distribution in accordance with the applicable partnership agreement, limited liability company agreement or foreign equivalent thereof, as the case may be) and (iii) any Person that receives Registrable Securities pursuant to Section 11(d); provided, however, that such Person shall agree in a writing in the form attached as Exhibit A hereto to be bound by and to comply with all applicable provisions of this Agreement; provided, further, however, that in no event shall (x) the Company or any of its Subsidiaries or (y) any “portfolio company” (as such term is customarily used among institutional investors) of any Holder or any entity controlled by an portfolio company of any Holder constitute a “Permitted Transferee.”

“Person” means any individual, partnership, joint venture, corporation, limited liability company, trust, unincorporated organization, government or any department or agency thereof or any other entity.

“Prospectus” means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, relating to Registrable Securities, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

“Records” has the meaning given to such term in Section 4(n).

“Registrable Securities” means (i) any Equity Securities held by a Holder and (ii) any other equity securities or equity interests issued or issuable, directly or indirectly, with respect to the securities described in clause (i) by way of conversion or exchange thereof or stock dividends, stock splits or in connection with a combination of shares, reclassification, recapitalization, merger, consolidation or other reorganization.  As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (w) they are disposed of pursuant to an effective Registration Statement under the Securities Act, (x) they are sold to the public pursuant to Rule 144 or Rule 145 (or other exemption from registration under the Securities Act), (y) they shall have ceased to be outstanding, or (z) they have been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of the securities.

“Registration Expenses” means all fees and expenses incurred in connection with the Company’s performance of or compliance with any registration pursuant to this Agreement, including, without limitation, (i) registration, filing and applicable SEC and FINRA fees, (ii) fees and expenses of complying with securities or blue sky laws, (iii) fees and expenses associated with listing securities on an exchange or NASDAQ, (iv) word processing, duplicating and printing expenses, (v) messenger and delivery expenses, (vi) transfer agents’, trustees’, depositories’, registrars’ and fiscal agents’ fees, (vii) fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits.

“Registration Statement” means any registration statement of the Issuer filed with the SEC under the Securities Act which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including any Prospectus, Free Writing Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Rule 144” means Rule 144 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“Rule 145” means Rule 145 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“Rule 405” means Rule 405 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“SEC” means the U.S. Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.

“Securities Act” means the Securities Act of 1933, as amended, and any successor statute thereto and the rules and regulations of the SEC promulgated thereunder.

“Shelf Registration Statement” has the meaning given to such term in Section 3(f)(i).

“Shelf Underwritten Offering” has the meaning given to such term in Section 3(g).

“Short-Form Registration” has the meaning given to such term in Section 3(f)(i).

“Subsidiary” means (i) any corporation of which a majority of the securities entitled to vote generally in the election of directors thereof, at the time as of which any determination is being made, are owned by another entity, either directly or indirectly and (ii) any joint venture, general or limited partnership, limited liability company or other legal entity in which an entity is the record or beneficial owner, directly or indirectly, of a majority of the voting interests or the general partner.

“Suspension Event” has the meaning given to such term in Section 3(e).

“Transfer” means, directly or indirectly, to sell, transfer, assign, pledge, encumber, hypothecate or similarly dispose of, either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, pledge, encumbrance, hypothecation or similar disposition of, any Equity Securities beneficially owned by a Person or any interest in any Equity Securities beneficially owned by a Person.  In the event that any Holder that is a corporation, partnership, limited liability company or other legal entity (other than an individual, trust or estate) ceases to be, directly or indirectly, controlled by the Person controlling such Holder as of the date hereof or a Permitted Transferee thereof, such event shall be deemed to constitute a “Transfer” subject to the restrictions on Transfer contained or referenced herein; provided, however, that, with respect to Kelso & Company or any Affiliate thereof that is an investment fund, a change of control of the direct or indirect general partner or investment advisor of such investment fund shall not constitute a Transfer.

“Underwritten Offering” means an offering registered under the Securities Act in which securities of the Issuer are sold to one or more underwriters on a firm commitment basis for reoffering to the public.

“WKSI” has the meaning given to such term in Section 3(f)(iii).

(b)                                 Interpretations.  For purposes of this Agreement, unless otherwise noted:

(i)                                     All references to laws, rules, regulations and forms in this Agreement shall be deemed to be references to such laws, rules, regulations and forms, as amended from time to time or, to the extent replaced, the comparable successor laws, rules, regulations and forms thereto in effect at the time.

(ii)                                  All references to agencies, self-regulatory organizations or governmental entities in this Agreement shall be deemed to be references to the comparable successor thereto.

(iii)                               All references to agreements and other contractual instruments shall be deemed to be references to such agreements or other instruments as they may be amended, waived, supplemented or modified from time to time.

(iv)                              All references to any amount of securities (including Registrable Securities) shall be deemed to be a reference to such amount measured on an as-converted or as-exercised basis.

2.                                      Incidental Registrations.

(a)                                 Right to Include Registrable Securities.  If at any time after termination of the Lock-up Period the Issuer determines to register its Equity Securities under the Securities Act (other than pursuant to a Registration Statement filed by the Issuer on Form S-4 or S-8, or any successor or other forms promulgated for similar purposes or filed solely in connection with an exchange offer or any employee benefit or dividend reinvestment plan), whether or not for sale for its own account, in a manner which would permit registration of Registrable Securities for sale to the public under the Securities Act, it will, at each such time, give prompt written notice to Continuing LLC Investor of its intention to do so and of Continuing LLC Investor’s rights under this Section 2.  Upon the written request of Continuing LLC Investor made within 5 Business Days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by Continuing LLC Investor and the Other Investors and the intended method or methods of disposition thereof), the Issuer will use its reasonable best efforts to effect the registration under the Securities Act of all Registrable Securities which the Issuer has been so requested to register by the Holders thereof, to the extent required to permit the disposition of the Registrable Securities so to be registered; provided that (i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Issuer shall determine for any reason not to proceed with the proposed registration of the securities to be sold by it, the Issuer may, at its election, give written notice of such determination to Continuing LLC Investor and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the expenses in connection therewith) without prejudice to the rights of Continuing LLC Investor to request that such registration be effected as a registration under Section 3, and (ii) if such registration involves an Underwritten Offering, all Holders of Registrable Securities requested to be included in the Issuer’s registration must sell their Registrable Securities to the underwriters selected by the Issuer on the same terms and conditions as apply to the Issuer, with such differences, including any with respect to indemnification and liability insurance, as may be customary or appropriate in combined primary and secondary offerings.  The Issuer shall not be required to maintain the effectiveness of the Registration Statement for a registration requested pursuant to this Section 2(a) beyond the earlier to occur of (x) one hundred eighty (180) days after the effective date thereof and (y) consummation of the distribution of the Registrable Securities included in such Registration Statement.  If Continuing LLC Investor has elected to sell Registrable Securities in an offering pursuant to this Section 2 it shall be permitted to withdraw from such registration by written notice to the Issuer (A) in the case of an Underwritten Offering, at least two business days prior to the earlier of the anticipated filing date of the “red herring” prospectus, if applicable, and the anticipated pricing date, or (B) in the case of any other offering, at least two days prior to the effective date of the Registration Statement filed in connection with such registration.

(b)                                 Priority in Incidental Registrations.  The Issuer shall use reasonable efforts to cause the managing underwriter(s) of a proposed Underwritten Offering to permit all Registrable Securities that Continuing LLC Investor has requested to be included in such offering to be included on the same terms and conditions as any other shares of capital stock, if any, of the Issuer included in the Underwritten Offering.  Notwithstanding the foregoing, if the managing underwriter(s) of such Underwritten Offering have informed the Issuer in writing (with a copy to be provided to Continuing LLC Investor by the Issuer) that in its reasonable view the total number or dollar amount of securities that such Holders and the Issuer intend to include in such offering is such as to likely have a material adverse effect on the timing, price or distribution of such offering, then there shall be included in such Underwritten Offering the number or dollar amount of Registrable Securities that in the reasonable view of such managing underwriter(s) can be sold without adversely affecting such offering, and such number of Registrable Securities shall be allocated as follows, unless the underwriters require a different allocation:  first, all securities of the Issuer requested to be included by the Issuer in such registration and second, all securities of the Issuer requested to be included by Continuing LLC Investor among the Holders as determined by Continuing LLC Investor in its sole discretion.

3.                                      Registration on Request.

(a)                                 Request by the Demand Party.  Subject to Section 3(d), at any time after termination of the Lock-up Period, Continuing LLC Investor shall have the right to require the Issuer to register, pursuant to the terms of this Agreement, under and in accordance with the provisions of the Securities Act, the number of Registrable Securities of Continuing LLC Investor and the Other Investors requested by Continuing LLC Investor to be so registered pursuant to this Agreement, in each case by delivering written notice to the Issuer (any such written notice, a “Demand Notice” and any such registration, a “Demand Registration”).  Subject to Section 3(d), following receipt of a Demand Notice for a Demand Registration in accordance with this Section 3(a), the Issuer shall use its reasonable best efforts to file a Registration Statement as promptly as practicable, but no later than 15 Business Days, and to cause such Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing thereof.

No Demand Registration shall be deemed to have occurred for purposes of the first sentence of the preceding paragraph if (i) the Registration Statement relating thereto (x) does not become effective, (y) is not maintained effective for the period required pursuant to this Section 3, or (z) the offering of the Registrable Securities pursuant to such Registration Statement is subject to a stop order, injunction, or similar order or requirement of the SEC during such period, and (ii) the conditions to closing specified in any underwriting agreement, purchase agreement or similar agreement entered into in connection with the registration relating to such request are not satisfied (other than as a result of a material default or breach thereunder by Continuing LLC Investor or its Affiliates) or otherwise waived by Continuing LLC Investor.

All requests made pursuant to this Section 3 will specify the number of Registrable Securities to be registered and the intended method or methods of disposition thereof.

The Issuer shall be required to maintain the effectiveness of the Registration Statement with respect to any Demand Registration for a period of at least 180 days after the effective date thereof or such shorter period during which all Registrable Securities included in such Registration Statement have actually been sold; provided, however, that such period shall be extended for a period of time equal to the period the Holder of Registrable Securities refrains from selling any securities included in such Registration Statement at the request of the Issuer pursuant to the provisions of this Agreement.

(b)                                 Priority on Demand Registration.  If any of the Registrable Securities registered pursuant to a Demand Registration are to be sold in an Underwritten Offering, and the managing underwriter(s) advise Continuing LLC Investor that in its reasonable view the total number or dollar amount of Registrable Securities proposed to be sold in such offering is such as to adversely affect the success of such offering, then there shall be included in such Underwritten Offering the number or dollar amount of Registrable Securities that in the reasonable view of such managing underwriter(s) can be sold without adversely affecting such offering, and such number of Registrable Securities shall be allocated as determined by Continuing LLC Investor in its sole discretion, unless the underwriters require a different allocation.

(c)                                  Cancellation of a Demand Registration.  Continuing LLC Investor shall have the right, prior to the effectiveness of the Registration Statement, to notify the Issuer that it has determined that the Registration Statement be abandoned or withdrawn, in which event the Issuer shall abandon or withdraw such Registration Statement.

(d)                                 Limitations on Demand Registrations.  Continuing LLC Investor shall be entitled to initiate an unlimited number of Demand Registrations, but no more than two Demand Registrations every six months.

(e)                                  Postponements in Requested Registrations.  If the filing, initial effectiveness or continued use of a Registration Statement, including a Shelf Registration Statement, with respect to a Demand Registration would require the Issuer to make a public disclosure of material non-public information, which disclosure in the good faith judgment of the Board (after consultation with external legal counsel) (i) would be required to be made in any Registration Statement so that such Registration Statement would not contain any untrue statement of material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, (ii) would not be required to be made at such time but for the filing, effectiveness or continued use of such Registration Statement and (iii) the Issuer has a bona fide business purpose for not disclosing publicly (collectively, “Suspension Events”), then the Issuer may, upon giving prompt written notice of such action to Continuing LLC Investor, delay the filing or initial effectiveness (but not the preparation) of, or suspend the use of, such Registration Statement; provided that the Issuer shall be permitted to do so once in any six-month period for a period not to exceed the earlier of (x) the termination of any such Suspension Event and (y) 30 days following notice of any such Suspension Event.  In the event that the Issuer exercises its rights under the preceding sentence, such Holders agree to suspend, promptly upon receipt of the notice referred to above, the use of any Prospectus relating to such registration in connection with any sale or offer to sell Registrable Securities.  If the Issuer so postpones the filing of a Prospectus or the effectiveness of a Registration Statement, Continuing LLC Investor shall be entitled to withdraw such request and, if such request is withdrawn, such registration request shall not count for the purposes of the limitations set forth in Section 3(d).

(f)                                   Short-Form Registrations.

(i)                                     The Issuer shall use its reasonable best efforts to qualify for registration on Form S-3 or any comparable or successor form or forms or any similar short-form registration (a “Short-Form Registration”), and, if requested by Continuing LLC Investor, such Short-Form Registration shall be a “shelf” registration statement providing for the registration of, and the sale on a continuous or delayed basis of, the Registrable Securities, pursuant to Rule 415 under the Securities Act or otherwise (a “Shelf Registration Statement”).  At any time after termination of the Lock-up Period and from time to time, Continuing LLC Investor shall be entitled to request an unlimited number of Short-Form Registrations, if available to the Issuer, with respect to the Registrable Securities held by the Holders, in addition to the other registration rights provided in Section 2 and this Section 3.  If any Demand Registration is proposed by the demanding Holder to be a Short-Form Registration and an Underwritten Offering, and if the managing underwriter(s) shall advise the Issuer and Continuing LLC Investor, in its good faith opinion, it is of material importance to the success of such proposed offering to file a registration statement on Form S-1 (or any successor or similar registration statement) or to include in such registration statement information not required to be included in a Short-Form Registration, then the Issuer shall file a registration statement on Form S-1 or supplement the Short-Form Registration as reasonably requested by such managing underwriter(s).  No such registration nor any other Short-Form Registration shall count as a Demand Registration for purposes of calculating how many Demand Registrations Continuing LLC Investor has initiated pursuant to the provisions of this Section 3.

(ii)                                  Upon filing any Short-Form Registration, the Issuer shall use its reasonable best efforts to keep such Short-Form Registration effective with the SEC at all times and to re-file such Short-Form Registration upon its expiration, and to cooperate in any shelf take-down, whether or not underwritten, by amending or supplementing any Prospectus related to such Short-Form Registration as may be reasonably requested by Continuing LLC Investor or as otherwise required, until such time as all Registrable Securities that could be sold pursuant to such Short-Form Registration have been sold or are no longer Registrable Securities.  To the extent that the Issuer becomes ineligible to use Form S-3, the Issuer shall file a “shelf” registration statement on Form S-1 not later than 15 days after the date of such ineligibility and use its reasonable best efforts to have such registration statement declared effective as promptly as practicable.

(iii)                               To the extent the Issuer is a well-known seasoned issuer (as defined in Rule 405) (a “WKSI”) at the time any Demand Notice for a Short-Form Registration is submitted to the Issuer and such Demand Notice requests that the Issuer file a Shelf Registration Statement, the Issuer shall file an automatic shelf registration statement (as defined in Rule 405) on Form S-3 (an “Automatic Shelf Registration Statement”) in accordance with the requirements of the Securities Act and the rules and regulations of the SEC thereunder, which covers the number of Registrable Securities which are requested to be registered.  If registering a number of Registrable Securities, the Issuer shall pay the registration fee for all Registrable Securities to be registered pursuant to an Automatic Shelf Registration Statement at the time of filing of the Automatic Shelf Registration Statement and shall not elect to pay any portion of the registration fee on a deferred basis.  The Issuer shall use its reasonable best efforts to remain a WKSI (and not to become an ineligible issuer (as defined in Rule 405)) during the period during which any Automatic Shelf Registration Statement is effective.  If at any time following the filing of an Automatic Shelf Registration Statement when the Issuer is required to re-evaluate its WKSI status the Issuer determines that it is not a WKSI, the Issuer shall use its reasonable best efforts to post-effectively amend the Automatic Shelf Registration Statement to a Shelf Registration Statement on Form S-3 or file a new Shelf Registration Statement on Form S-3 or, if such form is not available, Form S-1, have such Shelf Registration Statement declared effective by the SEC and keep such Registration Statement effective during the period during which such Short-Form Registration is required to be kept effective in accordance with Section 3(f)(ii).

(g)                                  Shelf Take-Downs.  At any time that a Shelf Registration Statement covering Registrable Securities is effective, if Continuing LLC Investor delivers a notice to the Issuer stating that it intends to effect an Underwritten Offering of all or part of its Registrable Securities included by it on the Shelf Registration Statement (a “Shelf Underwritten Offering”), then the Issuer shall amend or supplement the Shelf Registration Statement as may be necessary in order to enable such Registrable Securities to be distributed pursuant to the Shelf Underwritten Offering.  Continuing LLC Investor shall be entitled to request an unlimited number of shelf take-downs to effect a Shelf Underwritten Offering, if available to the Issuer, with respect to the Registrable Securities held by the Holders in addition to the other registration rights provided in Section 2 and this Section 3.  In connection with any Shelf Underwritten Offering:

(i)                                     in the event that the underwriter advises Continuing LLC Investor and the Issuer in its reasonable view that the total number or dollar amount of Registrable Securities proposed to be sold in such offering is such as to adversely affect the success of such offering (including, without limitation, adversely affect the per share offering price), then the underwriter may limit the number of shares which would otherwise be included in such Shelf Underwritten Offering in the same manner as described in Section 3(b) with respect to a limitation of shares to be included in a registration; and

(ii)                                  If at any time or from time to time, Continuing LLC Investor desires to sell Registrable Securities in an Underwritten Offering pursuant to a Shelf Underwritten Offering, the underwriters, including the managing underwriter, shall be selected by Continuing LLC Investor.

(h)                                 Registration Statement Form.  If any registration requested pursuant to this Section 3 which is proposed by the Issuer to be effected by the filing of a Registration Statement on Form S-3 (or any successor or similar short-form registration statement) shall be in connection with an underwritten public offering, and if the managing underwriter(s) shall advise the Issuer that, in its good faith opinion, the use of another form of Registration Statement is of material importance to the success of such proposed offering or is otherwise required by applicable law, then such registration shall be effected on such other form.

(i)                                     Selection of Underwriters.  If Continuing LLC Investor intends that the Registrable Securities it requested to be covered by a Demand Registration shall be distributed by means of an Underwritten Offering, Continuing LLC Investor shall so advise the Issuer as a part of the Demand Notice.  In such event, the lead underwriter to administer the offering shall be chosen by Continuing LLC Investor.  If the offering is underwritten, the right of any Holder to registration pursuant to this Section 3 will be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise agreed by Continuing LLC Investor) and each such Holder will (together with the Issuer and the other Holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting (including, without limitation, pursuant to the terms of any over-allotment or “green shoe” option requested by the managing underwriter(s)), provided that (i) no Holder shall be required to sell more than the number of Registrable Securities that Continuing LLC Investor has requested the Issuer to include in any registration and (ii) if Continuing LLC Investor disapproves of the terms of the underwriting, Continuing LLC Investor may elect to withdraw, on behalf of all Holders, therefrom by written notice to the Issuer and the managing underwriter(s), provided, further, that no Holder shall be required to make any representations or warranties other than those related to title and ownership of, and power and authority to transfer, shares and as to the accuracy and completeness of statements made in a Registration Statement, Prospectus or other document in reliance upon, and in conformity with, written information prepared and furnished to the Issuer or the managing underwriter(s) by such Holder pertaining exclusively to such Holder.  Notwithstanding the foregoing, no Holder shall be required to agree to any indemnification obligations on the part of such Holder that are greater than its obligations pursuant to Section 7 herein.

Continuing LLC Investor exclusively shall negotiate agreements with the underwriters with regard to holdback and lock-up arrangements, provided that the Other Investors shall not be subject to any more restrictive holdback or lock-up arrangement than Continuing LLC Investor.  The Continuing LLC Investor exclusively shall select the lead managing underwriter in all Underwritten Offerings of Registrable Securities of the Issuer, including those made pursuant to this Section 3.

4.                                      Registration Procedures.  If and whenever the Issuer is required to use its reasonable best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section 2 and Section 3, the Issuer shall effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Issuer shall cooperate in the sale of such Registrable Securities and shall, as expeditiously as possible:

(a)                                 prepare and file, in each case as promptly as practicable, with the SEC a Registration Statement or Registration Statements on such form as shall be available for the sale of the Registrable Securities by the Holders thereof or by the Issuer in accordance with the intended method or methods of distribution thereof, make all required filings with FINRA, and, if such Registration Statement is not automatically effective upon filing, use its reasonable best efforts to cause such Registration Statement to be declared effective as soon as practicable and to remain effective as provided herein; provided, however, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto (including free writing prospectuses under Rule 433 (each a “Free Writing Prospectus”)) and, to the extent reasonably practicable, documents that would be incorporated by reference or deemed to be incorporated by reference in a Registration Statement filed pursuant to a Demand Notice (other than a Shelf Registration Statement), the Issuer shall furnish or otherwise make available to the Holders of the Registrable Securities covered by such Registration Statement, their counsel and the managing underwriter(s), if any, copies of all such documents proposed to be filed (including exhibits thereto), which documents will be subject to the reasonable review and comment of such counsel, and such other documents reasonably requested by such counsel, including any comment letter from the SEC, and, if requested by such counsel, provide such counsel reasonable opportunity to participate in the preparation of such Registration Statement and each Prospectus included therein and such other opportunities to conduct a reasonable investigation within the meaning of the Securities Act, including reasonable access to the Issuer’s books and records, officers, accountants and other advisors.  The Issuer will include comments to any Registration Statement and any amendments or supplements thereto from Continuing LLC Investor, or its counsel, or the managing underwriters, if any, as reasonably requested on a timely basis.  The Issuer will include in the “Plan of Distribution” section of any Registration Statement any language requested by Continuing LLC Investor.  The Issuer shall not file any such Registration Statement or Prospectus, or any amendments or supplements thereto (including such documents that, upon filing, would be incorporated or deemed incorporated by reference therein and including Free Writing Prospectuses) with respect to a Demand Registration to which Continuing LLC Investor (or its counsel) or the managing underwriter(s), if any, shall reasonably object, in writing, on a timely basis, unless, in the opinion of the Issuer, such filing is necessary to comply with applicable law;

(b)                                 except in the case of a Shelf Registration Statement, prepare and file with the SEC such amendments, including post-effective amendments, and supplements to such Registration Statement and the Prospectus used in connection therewith and such Free Writing Prospectuses and Exchange Act reports as may be necessary to keep such Registration Statement continuously effective for a period of not less than one hundred eighty (180) days (or such lesser period as is necessary for the underwriters in an Underwritten Offering to sell unsold allotments) and comply in all material respects with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement; and cause the related Prospectus to be supplemented by any Prospectus supplement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the securities covered by such Registration Statement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act in each case, until such time as all of such securities have been disposed of in accordance with the intended method or methods of disposition by the seller or sellers thereof set forth in such Registration Statement;

(c)                                  in the case of a Shelf Registration Statement, prepare and file with the SEC such amendments, including post-effective amendments, and supplements to such Shelf Registration Statement and the Prospectus used in connection therewith and such Free Writing Prospectuses and Exchange Act reports as may be necessary to keep such

Shelf Registration Statement effective and to comply in all material respects with the provision of the Securities Act with respect to the disposition of the Registrable Securities subject thereto for a period ending on the earlier of (i) thirty-six (36) months after the effective date of such Shelf Registration Statement and (ii) the date on which all the Registrable Securities held by the Holders and included in such Shelf Registration Statement cease to be Registrable Securities.

(d)                                 notify each selling Holder of Registrable Securities, their counsel and the managing underwriter(s), if any, promptly after the Issuer receives notice thereof (i) when a Prospectus or any Prospectus supplement or post-effective amendment or any Free Writing Prospectus has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) if at any time the Issuer has reason to believe that the representations and warranties of the Issuer contained in any agreement (including any underwriting agreement) contemplated by Section 4(m) below cease to be true and correct, (v) of the receipt by the Issuer of any notification with respect to the suspension of the qualification or exemption from qualification of such Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (vi) of the happening of any event that makes any statement made in such Registration Statement or related Prospectus, Free Writing Prospectus, amendment or supplement thereto, or any document incorporated or deemed to be incorporated therein by reference, as then in effect, untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (which notice shall notify the selling Holders only of the occurrence of such an event and shall provide no additional information regarding such event to the extent such information would constitute material non-public information);

(e)                                  use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction at the earliest date reasonably practical;

(f)                                   if requested by the managing underwriter(s), if any, or Continuing LLC Investor, promptly include in a Prospectus supplement or post-effective amendment such information as the managing underwriter(s), if any, or Continuing LLC Investor, may reasonably request in order to facilitate the disposition of the Registrable Securities in accordance with the intended method or methods of distribution of such securities set forth in the Registration Statement and make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Issuer has received such request; provided, however, that the Issuer shall not be required to take any actions under this Section 4(f) that are not, in the opinion of counsel for the Issuer, in compliance with applicable law;

(g)                                  deliver to each selling Holder of Registrable Securities, its counsel, and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of Prospectus) and each amendment or supplement thereto (including any Free Writing Prospectus) as such Persons may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities in accordance with the intended method or methods of disposition thereof; and the Issuer, subject to the last paragraph of this Section 4, hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any such amendment or supplement thereto;

(h)                                 prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify or cooperate with the selling Holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as any seller or underwriter reasonably requests in writing and to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and to take any other action that may be necessary or advisable to enable such Holders of Registrable Securities to consummate the disposition of such Registrable Securities in such jurisdiction in accordance with the intended method or methods of disposition thereof; provided, however, that the Issuer will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(h), (ii) subject itself to taxation in any jurisdiction wherein it is not so subject or (iii) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject (other than service of process in connection with such registration or qualification or any sale of Registrable Securities in connection therewith);

(i)                                     cooperate with the selling Holders of Registrable Securities and the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates (not bearing any legends unless required under applicable law) representing Registrable Securities to be sold, and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter(s), if any, or

Holders may request at least two Business Days prior to any sale of Registrable Securities in a firm commitment public offering, but in any other such sale, within 10 Business Days prior to having to issue the securities;

(j)                                    upon the occurrence of any event contemplated by Section 4(d)(vi) above, promptly prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(k)                                 provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities from and after the effective date of such Registration Statement.  In connection therewith, if required by the Issuer’s transfer agent, the Issuer will promptly after the effective date of the Registration Statement, cause an opinion of counsel as to the effectiveness of the Registration Statement to be delivered to and maintained with such transfer agent, together with any other authorizations, certificates and directions required by the transfer agent which authorize and direct the transfer agent to issue such Registrable Securities without any such legend upon sale by the Holder or the underwriter or managing underwriter of an Underwritten Offering of Registrable Securities, if any, of such Registrable Securities under the Registration Statement;

(l)                                     use its reasonable best efforts to cause all shares of Registrable Securities covered by such Registration Statement to be listed on a national securities exchange if shares of the particular class of Registrable Securities are at that time listed on such exchange, prior to the effectiveness of such Registration Statement;

(m)                             enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in Underwritten Offerings) and take all such other customary actions reasonably requested by Continuing LLC Investor (including those reasonably requested by the managing underwriter(s), if any) to expedite or facilitate the disposition of such Registrable Securities, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (i) make such representations and warranties to the Holders of such Registrable Securities and the underwriters, if any, with respect to the business of the Issuer and its Subsidiaries, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in Underwritten Offerings, and, if true, confirm the same if and when reasonably requested, (ii) use its reasonable best efforts to furnish to the selling Holders of such Registrable Securities opinions of outside counsel (and/or internal counsel if acceptable to the managing underwriter(s)) to the Issuer and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriter(s), if any), addressed to each selling Holder of Registrable

Securities and each of the underwriters, if any, covering the matters customarily covered in opinions requested in Underwritten Offerings and such other matters as may be reasonably requested by such counsel and underwriters, (iii) use its reasonable best efforts to obtain “cold comfort” letters and updates thereof from an independent registered public accounting firm with respect to the Issuer (and, if necessary, any other independent certified public accountants of any Subsidiary of the Issuer or of any business acquired by the Issuer for which financial statements and financial data are, or are required to be, included in the Registration Statement) who have certified the financial statements included in such Registration Statement, addressed to Continuing LLC Investor and each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with Underwritten Offerings, (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures that are customary for underwriting agreements in connection with Underwritten Offerings except as otherwise agreed by the parties thereto and (v) deliver such other documents and certificates as may be reasonably requested by Continuing LLC Investor or its counsel or the managing underwriter(s), if any, to evidence the continued validity of the representations and warranties made pursuant to Section 4(m)(i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Issuer.  The above shall be done at each closing under such underwriting or similar agreement, or as and to the extent required thereunder;

(n)                                 upon reasonable notice, make available for inspection by a representative of Continuing LLC Investor, the underwriters participating in any such disposition of Registrable Securities, if any, and any attorneys or accountants retained by the selling Holders or underwriter(s) (collectively, the “Inspectors”) at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Issuer and its Subsidiaries (collectively, the “Records”), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the officers, directors and employees of the Issuer and its Subsidiaries to supply all information in each case reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement; provided, however, that any information and Records that are not generally publicly available at the time of delivery of such information shall be kept confidential by the Inspectors unless (i) disclosure of such information or Records is required by court or administrative order, (ii) disclosure of such information or Records, in the opinion of counsel to such Inspector, is required by law or applicable legal process, (iii) such information or Records become generally available to the public other than as a result of a disclosure or failure to safeguard by such Inspector, (iv) such information or Records becomes available to such Inspector on a non-confidential basis from a source other than the Company or (v) such information or Records is independently developed by such Inspector.  In the case of a proposed disclosure pursuant to (i) or (ii) above, such Inspector shall be required to give the Issuer written notice of the proposed disclosure prior to such disclosure and, if requested by the Issuer, assist the Issuer in seeking to prevent or limit the proposed disclosure;

(o)                                 cause its officers to use their reasonable best efforts to support the marketing of the Registrable Securities covered by the Registration Statement (including, without limitation, participation in such number of “road shows” as the underwriter(s) reasonably request);

(p)                                 cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA; and

(q)                                 otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable (but no more than sixteen months), an earnings statement covering the period of at least twelve months beginning with the first day of the Issuer’s first full calendar quarter after the effective date of the Registration Statement, which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

The Issuer may require each Holder of Registrable Securities as to which any registration is being effected to furnish to the Issuer in writing such information required in connection with such registration regarding such seller and the distribution of such Registrable Securities as the Issuer may, from time to time, reasonably request and the Issuer may exclude from such registration the Registrable Securities of any Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request.

The Issuer agrees not to file or make any amendment to any Registration Statement with respect to any Registrable Securities, or any amendment of or supplement to the Prospectus or any Free Writing Prospectus used in connection therewith, that refers to any Holder covered thereby by name, or otherwise identifies such Holder as the holder of any securities of the Issuer, without the consent of such Holder, such consent not to be unreasonably withheld or delayed, unless and to the extent such disclosure is required by law, rule or regulation, in which case the Issuer shall provide prompt written notice to such Holders prior to the filing of such amendment to any Registration Statement or amendment of or supplement to the Prospectus or any Free Writing Prospectus.

If the Issuer files any Shelf Registration Statement for the benefit of the holders of any of its securities other than the Holders, the Issuer agrees that it shall use its reasonable best efforts to include in such registration statement such disclosures as may be required by Rule 430B under the Securities Act (referring to the unnamed selling security holders in a generic manner by identifying the initial offering of the securities to the Holders) in order to ensure that the Holders may be added to such Shelf Registration Statement at a later time through the filing of a Prospectus supplement rather than a post-effective amendment.

Each Holder of Registrable Securities agrees if such Holder has Registrable Securities covered by such Registration Statement that, upon receipt of any notice from the Issuer of the happening of any event of the kind described in Section 4(d)(ii), 4(d)(iii), 4(d)(iv), 4(d)(v) and 4(d)(vi) hereof, such Holder will promptly discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(j) hereof, or until it is advised in writing by the Issuer that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus; provided, however, that the time periods under Section 3 with respect to the length of time that the effectiveness of a Registration Statement must be maintained shall automatically be extended by the amount of time the Holder is required to discontinue disposition of such securities.

5.                                      Hedging Transactions.  The Parties agree that the provisions of this Agreement relating to the registration, offer and sale of Registrable Securities apply also to (i) any transaction which Transfers some or all of the economic risk of ownership of Registrable Securities, including any forward contract, equity swap, put or call, put or call equivalent position, collar, margin loan, sale of exchangeable security or similar transaction (including the registration, offer and sale under the Securities Act of Registrable Securities pledged to the counterparty to such transaction or of securities of the same class as the underlying Registrable Securities by the counterparty to such transaction in connection therewith), and that the counterparty to such transaction shall be selected in the sole discretion of Continuing LLC Investor and (ii) any derivative transactions in which a broker-dealer, other financial institution or unaffiliated Person may sell Registrable Securities covered by any Prospectus and the applicable prospectus supplement including short sale transactions using Registrable Securities pledged by a Holder or borrowed from the Holder or others and Registrable Securities loaned, pledged or hypothecated to any such party.

The Prospectus shall permit, in connection with derivative transactions, a broker-dealer, other financial institution or third party to sell shares of the Registrable Securities covered by such Prospectus and any applicable prospectus supplement, including in short sale transactions.

6.                                      Covenants of Other Investors.  The Other Investors hereby agree to execute and deliver, in a timely manner, any documents necessary to consummate any registrations or offerings of securities following the exercise by Continuing LLC Investor of its rights under this Agreement.

7.                                      Indemnification.

(a)                                 Indemnification by the Issuer.  The Issuer agrees that in the event of any registration of any Registrable Securities pursuant to this Agreement, the Issuer shall indemnify, defend and hold harmless (i) each Holder of Registrable Securities, (ii) the Affiliates of such Holder and the respective directors, members, stockholders, officers, partners, employees, advisors, representatives, agents of such Holder and its Affiliates, (iii) each Person who participates as an underwriter in the offering or sale of such securities and (iv) each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any of the foregoing against any and all losses, penalties, fines, liens, judgments, claims, damages or liabilities (or actions or proceedings in respect thereof) and expenses (including reasonable fees of counsel and any amounts paid in settlement effected with the Issuer’s consent, which consent shall not be unreasonably withheld or delayed if such settlement is solely with respect to monetary damages) (collectively, “Losses”), jointly or severally, directly or indirectly, based upon or arising out of (x) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary or final prospectus contained therein or used in connection with the offering of securities covered thereby, or any amendment or supplement thereto, or any documents incorporated by reference therein, or any Free Writing Prospectus, utilized in connection with any related offering, (y) any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (z) any untrue statement or alleged untrue statement of a material fact in the information conveyed to any purchaser or the omission or alleged omission to state therein a material fact required to be stated therein; and the Issuer will reimburse each such indemnified party for any legal or any other expenses reasonably incurred by them in connection with enforcing its rights hereunder or investigating, preparing, pursuing, defending or settling any such Losses as such expenses are incurred, except insofar as any such Loss arises out of or is based upon an untrue statement of a material fact or omission of a material fact made in such registration statement, any such preliminary or final prospectus, amendment or supplement, document incorporated by reference therein or Free Writing Prospectus utilized in connection with any offering of Registrable Securities in reliance upon and in conformity with written information furnished to the Issuer by such indemnified party expressly for use in the preparation thereof in accordance with the second sentence of Section 7(b).  Such indemnity shall remain in full force and effect, regardless of any investigation made by such indemnified party and shall survive the transfer of such Registrable Securities by such seller if such transfer is made in accordance with the terms of this Agreement.

(b)                                 Indemnification by the Seller.  The Issuer may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 2 or 3(a), that the Issuer shall have received an undertaking satisfactory to it from each of the prospective sellers of such Registrable Securities to indemnify and hold harmless, severally, not jointly, in the same manner and to the same extent as set forth in Section 7(a), the Issuer, its directors, officers, employees, agents and each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Issuer, with respect to any statement of a material fact or alleged statement of a material fact in or omission of a material fact or alleged omission of a material fact from such registration statement, any preliminary or final prospectus contained therein, or any amendment or supplement thereto, or any Free Writing Prospectus utilized in connection with any offering of Registrable Securities, but only to the extent such statement or alleged statement or such omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Issuer by such seller expressly for use in the preparation of such registration statement, preliminary or final prospectus, amendment or supplement or Free Writing Prospectus.  The Issuer and the holders of the Registrable Securities in their capacities as stockholders and/or controlling persons hereby acknowledge and agree that, unless otherwise expressly agreed to in writing by such holders, the only information furnished or to be furnished to the Issuer for use in any registration statement or prospectus relating to the Registrable Securities or in any amendment, supplement or preliminary materials associated therewith or any Free Writing Prospectus related thereto are statements specifically relating to (i) transactions between such holder and its Affiliates, on the one hand, and the Issuer, on the other hand, (ii) the beneficial ownership of shares of common stock of the Issuer by such holder and its Affiliates and (iii) the name and address of such holder.  If any additional information about such holder is required by law to be disclosed in any such document, then such holder shall not unreasonably withhold its agreement referred to in the immediately preceding sentence of this Section 7(b).  Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Issuer or any such director, officer or controlling person and shall survive the transfer of such Registrable Securities by such seller.  The indemnity agreement contained in this Section 7(b) shall not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of the indemnifying party.  The indemnity provided by each seller of Registrable Securities under this Section 7(b) shall be limited in amount to the net amount of proceeds (i.e., net of expenses, underwriting discounts and commissions) actually received by such seller from the sale of Registrable Securities pursuant to such registration statement.

(c)                                  Notice of Claims, etc.  Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding paragraphs of this Section 7, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party of the commencement of such action or proceeding; provided, that the failure or delay of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 7, except to the extent that the indemnifying party is materially prejudiced by such failure or delay to give notice.  In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate therein and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof except for the reasonable fees and expenses of any counsel retained by such indemnified party to monitor such action or proceeding.  Notwithstanding the foregoing, if such indemnified party reasonably determines, based upon advice of independent counsel, that a conflict of interest may exist between the indemnified party and the indemnifying party with respect to such action and that it is advisable for such indemnified party to be represented by separate counsel, such indemnified party may retain other counsel, reasonably satisfactory to the indemnifying party, to represent such indemnified party, and the indemnifying party shall pay all reasonable fees and expenses of such counsel.  No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of such indemnified party, which consent shall not be unreasonably withheld, consent to entry of any judgment or enter into any settlement unless such judgment, compromise or settlement (i) includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation, (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party, and (iii) does not require any action other than the payment of money by the indemnifying party.

(d)                                 Other Indemnification.  Indemnification similar to that specified in the preceding paragraphs of this Section 7 (with appropriate modifications) shall be given by the Issuer and each seller of Registrable Securities with respect to any required registration (other than under the Securities Act) or other qualification of such Registrable Securities under any federal or state law or regulation of any governmental authority.

(e)                                  Indemnification Payments.  Any indemnification required to be made by an indemnifying party pursuant to this Section 7 shall be made by periodic payments to the indemnified party during the course of the action or proceeding, as and when bills are received by such indemnifying party with respect to an indemnifiable Loss incurred by such indemnified party.

(f)                                   Other Remedies.  If for any reason any indemnification specified in the preceding paragraphs of this Section 7 is unavailable, or is insufficient to hold harmless an indemnified party, other than by reason of the exceptions provided therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative benefits to and faults of the indemnifying party on the one hand and the indemnified party on the other and the statements or omissions or alleged statements or omissions which resulted in such Loss, as well as any other relevant equitable considerations.  The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statements or omissions.

The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 7(f) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the preceding sentence of this Section 7(f).  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.  Notwithstanding the other provisions of this Section 7, in respect of any claim for indemnification pursuant to this Section 7, no indemnifying party (other than the Issuer) shall be required to contribute pursuant to this Section 7(f) any amount in excess of (i) the net amount of proceeds (i.e., net of expenses, underwriting discounts and commissions) received and retained by such indemnifying party from the sale of its Registrable Securities covered by the applicable registration statement, preliminary or final prospectus, or amendment or supplement thereto, filed pursuant hereto minus (ii) any amounts previously paid by such indemnifying party pursuant to this Section 7 in respect of such claim, it being understood that insofar as such net proceeds have been distributed by any indemnifying party to its partners, stockholders or members, the amount of such indemnifying party’s contribution hereunder shall be limited to the net proceeds which it actually recovers from its partners, stockholders or members.  No party shall be liable for contribution under this Section 7(f) except to the extent and under such circumstances as such party would have been liable for indemnification under this Section 7 if such indemnification were enforceable under applicable law.

Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are more favorable to the Holders than the foregoing provisions, the provisions in the underwriting agreement shall control.

(g)                                  Deemed Underwriter.  To the extent that any of the Holders is, or would be expected to be, deemed to be an underwriter of Registrable Securities pursuant to any SEC comments or policies or any court of law or otherwise, the Issuer agrees that (i) the indemnification and contribution provisions contained in this Section 7 shall be applicable to the benefit of such Holder in its role as deemed underwriter in addition to its capacity as a Holder (so long as the amount for which any other Holder is or becomes responsible does not exceed the amount for which such Holder would be responsible if the Holder were not deemed to be an underwriter of Registrable Securities) and (ii) such Holder and its representatives shall be entitled to conduct the due diligence which would normally be conducted in connection with an offering of securities registered under the Securities Act, including receipt of customary opinions and comfort letters.

(h)                                 Non-Exclusivity.  The obligations of the Parties under this Section 7 shall be in addition to any liability which any party may otherwise have to any other party.

(i)                                     Primacy of Indemnification.  The Issuer hereby acknowledges that Continuing LLC Investor and its Affiliates may have certain rights to indemnification, advancement of expenses and/or insurance provided by certain of its affiliates (collectively, the “Indemnitors”).  The Issuer hereby agrees that (i) it is the indemnitor of first resort (i.e., its obligations to Continuing LLC Investor and its Affiliates are primary and any obligation of the Indemnitors to advance expenses or to provide indemnification for the same Losses incurred by Continuing LLC Investor and its Affiliates are secondary to any such obligation of the Issuer), (ii) that it shall be liable for the full amount of all Losses to the extent legally permitted and as required by the terms of this Agreement and the articles and other organizational documents of the Issuer (or any other agreement between the Issuer, on the one hand, and Continuing LLC Investor or its Affiliates, on the other hand), without regard to any rights Continuing LLC Investor or its Affiliates may have against the Indemnitors, and (iii) it irrevocably waives, relinquishes and releases the Indemnitors from any and all claims (x) against the Indemnitors for contribution, indemnification, subrogation or any other recovery of any kind in respect thereof and (y) that Continuing LLC Investor and its Affiliates must seek indemnification from any Indemnitor before the Issuer must perform its indemnification obligations under this Agreement.  No advancement or payment by the Indemnitors on behalf of Continuing LLC Investor or its Affiliates with respect to any claim for which Continuing LLC Investor or its Affiliates has sought indemnification from the Issuer hereunder shall affect the foregoing.  The Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery which Continuing LLC Investor or its Affiliates would have had against the Issuer if the Indemnitors had not advanced or paid any amount to or on behalf of Continuing LLC Investor or its Affiliates.  The Issuer, Continuing LLC Investor and its Affiliates agree that the Indemnitors are express third-party beneficiaries of this Section 7.

8.                                      Registration Expenses.  The Company shall pay, and be responsible for, all Registration Expenses in connection with any registration requested under Section 3; provided that each seller of Registrable Securities shall pay all Registration Expenses to the extent required to be paid by such seller under applicable law as well as all underwriting discounts and commissions and transfer taxes, if any, in respect of the Registrable Securities being registered for such seller.

9.                                      Rule 144.  The Issuer covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Issuer is not required to file such reports, it will, upon the request of Continuing LLC Investor, make publicly available such information so long as necessary to permit sales of Registrable Securities pursuant to Rule 144), and it will take such further action as any Holder of Registrable Securities (or, if the Issuer is not required to file reports as provided above, Continuing LLC Investor may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.  Upon the request of Continuing LLC Investor or the reasonable request of any Other Investor of Registrable Securities, the Issuer will deliver to Continuing LLC Investor or such Other Investor, as applicable, a written statement as to whether it has complied with such requirements and, if not, the specifics thereof.

10.                               Certain Additional Agreements.  If any Registration Statement or comparable statement under state blue sky laws refers to any Holder by name or otherwise as the Holder of any securities of the Issuer, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such Holder and the Issuer, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Issuer’s securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Issuer, or (ii) in the event that such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal statute or any state blue sky or securities law then in force, the deletion of the reference to such Holder; provided, that with respect to this clause (ii), such Holder shall furnish to the Issuer an opinion of counsel to such effect, which opinion of counsel shall be reasonably satisfactory to the Issuer.

11.                               Miscellaneous.

(a)                                 Termination.  The provisions of this Agreement shall terminate upon the earliest to occur of (i) its termination by the written agreement of all Parties or their respective successors in interest, (ii) with respect to a Holder, the date on which all Equity Securities held by such Holder have ceased to be Registrable Securities, (iii) with respect to the Issuer, the date on which all Equity Securities have ceased to be Registrable Securities and (iv) the dissolution, liquidation or winding-up of the Issuer.  Nothing herein shall relieve any party from any liability for the breach of any of the agreements set forth in this Agreement.  The provisions of Sections 7 and 8 shall survive any termination of this Agreement.

(b)                                 Holdback Agreement.  In consideration for the Issuer agreeing to its obligations under this Agreement, each Holder agrees in connection with any registration of the Issuer’s securities (whether or not such Holder is participating in such registration) upon the request of the Issuer and the underwriter(s) managing any Underwritten Offering of the Issuer’s securities, not to effect (other than pursuant to such registration) any public sale or distribution of Registrable Securities, including, but not limited to, any sale pursuant to Rule 144, or make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of, or enter into any swap or other arrangement that transfers to another Person any of the economic consequences of ownership of, any Registrable Securities, any other equity securities of the Issuer or any securities convertible into or exchangeable or exercisable for any equity securities of the Issuer without the prior written consent of the Issuer or such underwriters, as the case may be, during the Holdback Period.

If any registration pursuant to Section 3 of this Agreement shall be in connection with any underwritten public offering, the Issuer will not effect any public sale or distribution of any common equity (or securities convertible into or exchangeable or exercisable for common equity) (other than a registration statement (i) on Form S-4, Form S-8 or any successor forms promulgated for similar purposes, (ii) filed in connection with an exchange offer or any employee benefit or dividend reinvestment plan) for its own account, during the Holdback Period.

(c)                                  Amendments and Waivers.  This Agreement may be amended and the Issuer may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if any such amendment, action or omission to act, has received the written consent of the Company or the Issuer, as the case may be, and Continuing LLC Investor; provided, that this Agreement may not be amended in a manner that would, by its terms, disproportionately affect the rights or obligations of Holders of Registrable Securities without the consent of such Holders.  The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.  Any Holder may waive (in writing) the benefit of any provision of this Agreement with respect to itself for any purpose.  Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of Continuing LLC Investor in any other respect or at any other time.

(d)                                 Successors, Assigns and Transferees.

(i)                                     This Agreement shall be binding upon and inure to the benefit of and be enforceable by the Parties and their respective successors and assigns who agree in writing to be bound by the provisions of this Agreement.  In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of Holders shall also be for the benefit of and enforceable by any subsequent Holder of any Registrable Securities, subject to the provisions contained herein.  The rights of a Holder hereunder may be assigned (but only with all related obligations set forth below) in connection with a Transfer of Registrable Securities effected in accordance with the terms of this Agreement to a Permitted Transferee of that Holder.  The rights of Continuing LLC Investor hereunder may be assigned at any time in connection with the sale of all of the Registrable Securities it owns at the time of such sale to a Person; provided, that the successor or acquiring Person agrees in writing to assume all of Continuing LLC Investor’s rights and obligations under this Agreement.  In the event that Continuing LLC Investor sells fewer than all of the Registrable Securities it owns at the time of such sale to a Person, such Person may become a party to this Agreement; provided, that the successor or acquiring person shall assume the rights and obligations of the Other Investors and shall not assume the rights and obligations of Continuing LLC Investor.  Without prejudice to any other or similar conditions imposed hereunder with respect to such Transfer, no assignment permitted under the terms of this

Section 11(d) will be effective unless and until the Permitted Transferee to which the assignment is being made, if not a Holder, has delivered to the Issuer the executed Joinder Agreement in the form attached as Exhibit A hereto agreeing to be bound by, and be party to, this Agreement.  A Permitted Transferee to whom rights are transferred pursuant to this Section 11(d) may not again Transfer those rights to any other Permitted Transferee, other than as provided in this Section 11(d).  The Issuer may assign this Agreement at any time in connection with a sale or acquisition of the Issuer, whether by merger, consolidation, sale of all or substantially all of the Issuer’s assets, or similar transaction, without the consent of the Holders; provided, that the successor or acquiring Person agrees in writing to assume all of the Issuer’s rights and obligations under this Agreement.

(e)                                  Notices.  All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission) and e-mail transmission if confirmed by telephone or return e-mail (including automated return receipt) and shall be given:

If to the Issuer, to:

US LBM Holdings, Inc.
1000 Corporate Grove Drive
Buffalo Grove, Illinois  60089
Fax:  877-787-5269
E-mail:  michelle.pollock@uslbm.com
Attention:  Michelle Pollock

with a copy (which shall not constitute notice) to:

Debevoise & Plimpton LLP
919 Third Avenue
New York, New York 10022
E-mail:  mjhayes@debevoise.com
Attention:  Morgan J. Hayes, Esq.
Fax:  (212) 521-7483

and

if to Continuing LLC Investor, to:

Kelso & Company
320 Park Avenue, 24th Floor
New York, New York 10022
E-mail:  jconnors@kelso.com
Fax: 212 223 2379
Attention:  James Connors, II, Esq.

with a copy (which shall not constitute notice) to:

Debevoise & Plimpton LLP
919 Third Avenue
New York, New York 10022
Attention:  Morgan J. Hayes, Esq.
Fax:  (212) 909-7483

or such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other Parties.

If to any other Holder of Registrable Securities, to the e-mail or physical address of such other Holder as shown in the stock record book of the Issuer.  Each Holder shall provide the Company with an updated e-mail address or physical address if such address changes by notice to the Company pursuant to this Section 11(e).  The e-mail address or physical address shown on the stock record books of the Issuer shall be presumed to be current for purposes of giving any notice under this Agreement.

All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:30 p.m. on a Business Day in the place of receipt.  Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day in the place of receipt.

(f)                                   Further Assurances.  At any time or from time to time after the date hereof, the Parties agree to cooperate with each other, and at the request of any other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the Parties hereunder.

(g)                                  Other Registration Rights.  The Issuer hereby represents and warrants that, as of the date hereof, no registration rights have been granted to any other Person other than pursuant to this Agreement.  Without the consent of Continuing LLC Investor, neither the Issuer nor any of its Subsidiaries shall enter into any agreement granting registration rights to any Person; provided, that this Section 11(g) shall not apply to the extension of customary registration rights in connection with the sale of debt securities or convertible debt securities.

(h)                                 Entire Agreement; No Third-Party Beneficiaries.  This Agreement (i) constitutes the entire agreement among the Parties with respect to the subject matter of this Agreement and supersede any prior discussions, correspondence, negotiation, proposed term sheet, agreement, understanding or agreement and there are no agreements, understandings, representations or warranties between the Parties other than those set forth or referred to in this Agreement and (ii) except as provided in Section 7 with respect to an indemnified party, is not intended to confer in or on behalf of any Person not a party to this Agreement (and their successors and assigns) any rights, benefits, causes of action or remedies with respect to the subject matter or any provision hereof.

(i)                                     Governing Law; Jurisdiction and Forum; Waiver of Jury Trial.

(i)                                     This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts executed and to be performed wholly within such State and without reference to the choice-of-law principles that would result in the application of the laws of a different jurisdiction.

(ii)                                  Each party to this Agreement irrevocably submits to the jurisdiction of the United States District Court for the Southern District of New York or any court of the State of New York located in such district any suit, action or other proceeding arising out of or relating to this Agreement, and hereby irrevocably agrees that all claims in respect of such suit, action or proceeding may be heard and determined in such court.  Each party to this Agreement hereby irrevocably waives, to the fullest extent that it may effectively do so, the defense of an inconvenient forum to the maintenance of such suit, action or other proceeding.  The Parties further agree, to the extent permitted by law, that final and unappealable judgment against any of them in any suit, action or other proceeding contemplated above shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified copy of which shall be conclusive evidence of the fact and amount of such judgment.

(iii)                               EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(j)                                    Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto.  Upon such a determination, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

(k)                                 Enforcement.  Each party hereto acknowledges that money damages would not be an adequate remedy in the event that any of the covenants or agreements in this Agreement are not performed in accordance with its terms, and it is therefore agreed that in addition to and without limiting any other remedy or right it may have, the non-breaching party will have the right to an injunction, temporary restraining order or other equitable relief in any court of competent jurisdiction enjoining any such breach and enforcing specifically the terms and provisions hereof.

(l)                                     Titles and Subtitles.  The titles of the sections and subsections of this Agreement are for convenience of reference only and will not affect the meaning or interpretation of this Agreement.

(m)                             No Recourse.  Notwithstanding anything that may be expressed or implied in this Agreement, the Company, the Issuer and each Holder (other than Continuing LLC Investor) covenant, agree and acknowledge that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any current or future director, officer, employee, shareholder, general or limited partner or member of Continuing LLC Investor or of any Affiliate or assignee thereof, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future director, officer, employee, shareholder, general or limited partner or member of Continuing LLC Investor or of any Affiliate or assignee thereof, as such for any obligation of Continuing LLC Investor under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.

(n)                                 Counterparts; Facsimile Signatures.  This Agreement may be executed in any number of counterparts (including via facsimile and electronic transmission), each of which shall be an original, but all of which together shall constitute one instrument.  This Agreement may be executed by facsimile signature(s).

[Remainder of page left intentionally blank]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be duly executed on its behalf as of the date first written above.(1)

US LBM HOLDINGS, INC.

By:
	Name:	Michelle Pollock
	Title:	Senior Vice President, Secretary and
General Counsel

(1)  Signature blocks to be updated.

[Signature Page to Registration Rights Agreement]

LBM ACQUISITION, LLC

By:
	Name:	James J. Connors, II
	Title:	Vice President

[Signature Page to Registration Rights Agreement]

KELSO HAMMER CO-INVESTMENT (DE) L.P.

By:	Kelso IX (Hammer) GP, L.P., its general partner

By:	Kelso GP IX, LLC, its general partner

By:
Name:
	Title:	Managing Member

[Signature Page to Registration Rights Agreement]

KIA IX (HAMMER DE), L.P.

By:	Kelso IX (Hammer) GP, L.P., its general partner

By:	Kelso GP IX, LLC, its general partner

By:
Name:
	Title:	Managing Member

[Signature Page to Registration Rights Agreement]

BLACKEAGLE PARTNERS FUND, L.P.

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

Exhibit A

JOINDER AGREEMENT

Reference is made to the Registration Rights Agreement, dated as of [•], 2018 (as amended from time to time, the “Registration Rights Agreement”), by and among US LBM Holdings, Inc., a Delaware corporation (the “Company”), LBM Acquisition, LLC, a Delaware limited liability company (the “Continuing LLC Investor”), KIA IX (Hammer DE), L.P., a Delaware limited liability partnership (“KIA IX Fund”) and Kelso Hammer Co-Investment (DE), L.P., a Delaware limited liability partnership (“Kelso Co-Investment Fund”, and together with KIA IX Fund, the “Kelso Funds”), BlackEagle Partners Fund, L.P., a Delaware limited liability partnership (the “BlackEagle Fund”)  and the other parties thereto, if any.  The undersigned agrees, by execution hereof, to become a party to, and to be subject to the rights and obligations under the Registration Rights Agreement.

[NAME]

By:
Name:
Title:

Date:

Address:

Acknowledged by:

US LBM HOLDINGS, INC.

By:
Name:
Title:

A-1